Exhibit (a)6

                         NOTICE OF GUARANTEED DELIVERY
                                   TO CONVERT
                 8 1/4% CONVERTIBLE SUBORDINATED NOTES DUE 2006

                                       OF

                               UNISYS CORPORATION
            PURSUANT TO THE OFFER OF PREMIUM DATED NOVEMBER 7, 1997
                  AND THE RELATED NOTICE OF SPECIAL CONVERSION
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     This form, or a form substantially equivalent to this form, must be used to accept the Conversion Offer (as defined below) if (i) certificates for the 8 1/4% Convertible Subordinated Notes due 2006 (the "2006 Notes") of Unisys Corporation (the "Company") cannot be delivered to The Bank of New York, as Conversion Agent, by the Expiration Date (as defined in the Company's Offer of Premium Upon Conversion dated November 7, 1997 (the "Offer of Premium")), (ii) the procedure for book-entry transfer of 2006 Notes (as described in the Offer of Premium) cannot be completed by the Expiration Date, or (iii) the Notice of Special Conversion (or a facsimile thereof) and all other required documents cannot be delivered to the Conversion Agent prior to the Expiration Date. This Notice of Guaranteed Delivery, properly completed and duly executed, may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight delivery) or mailed to the Conversion Agent. See "The Conversion Offer -- Procedures for Acceptance of Conversion Offer" in the Offer of Premium.

               The Conversion Agent for the Conversion Offer is:

                              THE BANK OF NEW YORK

                      For information call: (212) 815-2742

                 By Mail:                      By Hand or Overnight Courier:
(registered or certified mail recommended)

           The Bank of New York                     The Bank of New York
                 Floor 7E                            101 Barclay Street
            101 Barclay Street                        Corporate Trust
            New York, NY 10286                       Securities Window
            Attn: Enrique Lopez                         Ground Level
          Reorganization Section                     New York, NY 10286

                           By Facsimile Transmission:
                                 (212) 571-3080
                        (for Eligible Institutions only)

     PLEASE CONFIRM RECEIPT OF NOTICE OF GUARANTEED DELIVERY BY TELEPHONE.

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION HEREOF VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A NOTICE OF SPECIAL CONVERSION IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE NOTICE OF SPECIAL CONVERSION FOR GUARANTEE OF SIGNATURES.

Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of 2006 Notes indicated below, upon the terms and subject to the conditions contained in the Offer of Premium Upon Conversion dated November 7, 1997 of Unisys Corporation (the "Offer of Premium") and the related Notice of Special Conversion, receipt of which are hereby acknowledged.

Principal Amount of 2006 Notes tendered for conversion pursuant to Conversion
Offer: $ __________________________


Certificate Number(s) of 2006 Notes tendered (if available):
                                                            __________________
______________________________________________________________________________

If 2006 Notes will be tendered pursuant to the Conversion Offer by book-entry transfer:

Name of Tendering Institution:
                              ________________________________________________

Account No.
__________________________________ at The Depository Trust Company

Signature(s):
             _________________________________________________________________

Name(s):
        ______________________________________________________________________
                                 (PLEASE PRINT)

Address(es):
            __________________________________________________________________

            __________________________________________________________________
                                                                (ZIP CODE)

Area Code and Telephone Number:
                               _______________________________________________


                   THE FOLLOWING GUARANTEE MUST BE COMPLETED.

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch or agency in the United States, hereby guarantees (i) that the above named person(s) "own(s)" the 2006 Notes tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (ii) that such tender of 2006 Notes complies with Rule 14e-4 and (iii) to deliver to the Conversion Agent either the 2006 Notes tendered hereby pursuant to the Conversion Offer, in proper form for transfer, together with the properly completed and duly executed Notice of Special Conversion (or facsimile thereof), with any required signature guarantee, or confirmation of the book-entry transfer of the 2006 Notes tendered hereby into the account of the Conversion Agent at The Depository Trust Company, in each case along with any other required documents, within three New York Stock Exchange trading days after the date of execution of this Notice.

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        (ZIP CODE)

Area Code and Tel. No.:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Authorized Signature

Name:
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Title:
--------------------------------------------------------------------------------

Date:
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NOTE: DO NOT SEND CERTIFICATES FOR 2006 NOTES WITH THIS NOTICE OF GUARANTEED
      DELIVERY. CERTIFICATES FOR 2006 NOTES SHOULD BE SENT WITH YOUR NOTICE OF SPECIAL CONVERSION.